Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

The transactions contemplated by the Equity Interest Purchase Agreement (the "Agreement"), by and among, Janel World Trade, Ltd., (the ”Company”) its wholly owned subsidiaries The Janel Group of New York, Inc. and Janel Alpha GP LLC (“Janel”) and Alpha International, LP and PCL Transport, LLC (“Alpha") was consummated on September 10, 2014.

The unaudited pro forma condensed balance sheet at June 30, 2014, presents the balance sheets of Janel and Alpha, giving effect to the acquisition, which we refer to in this section, collectively, as the "Transactions," as if they had been consummated on October 1, 2013. The unaudited pro forma condensed income statement for the nine months ended June 30, 2014 and the fiscal year ended September 30, 2013, presents the statements of income of Janel and Alpha giving effect to the Transactions as if they had occurred on October 1, 2013 and 2012, respectively. We have adjusted the historical financial information to give effect to pro forma events that are (1) attributable directly to the Transactions, (2) factually supportable, and (3) with respect to the statement of operations, expected to have a continuing impact on the results.

We have adjusted the historical financial statements to give effect to the following events in connection with the Transactions:

•	The issuance to an outside investor of 250,000 shares of Series C Cumulative Preferred Stock for $2,500,000 which was used for the purchase price.
•	The elimination of the cash book balance which was distributed to the Alpha principal owners prior to closing as per the Agreement
•	An estimated increase in bank borrowings used for the purchase price and additional working capital for Alpha.
•	An estimate for contingent consideration in connection with a three year earn out as defined in the Agreement.
•	A charge to income for the costs associated with the acquisition.
•	A charge to income for the estimated amortization of the intangible assets.

The transactions contemplated by the Agreement will be accounted for under the acquisition method of accounting in accordance with the authoritative guidance of the Financial Accounting Standards Board for generally accepted accounting principles in the United States with Janel treated as the accounting acquirer. The allocation of the purchase price is preliminary and is dependent upon certain valuations that have not progressed to a stage where there is sufficient information to make a final allocation. Accordingly, the final acquisition accounting adjustments may be materially different from the unaudited pro forma adjustments presented herein.

You should read this information in conjunction with:

•	The accompanying notes to the unaudited pro forma condensed financial information.
•	The Company’s Form 10-K for the fiscal year ended September 30, 2013 and Form 10-Q for the nine months ended June 30, 2014.
•	The Company’s Current Report on Form 8-K dated August 21, 2014 and Current Report on Form 8-K dated September 10, 2014.
•	Alpha’s separate audited financial statements as of and for the years ended December 31, 2013 and 2012 included in Exhibit 99.1 hereto and its unaudited financial statements as of and for the six months ended June 30, 2014 and 2013 included in Exhibit 99.1 hereto

The unaudited pro forma condensed financial information has been prepared for informational purposes only. The unaudited pro forma adjustments represent management's estimates based on information available at this time. The unaudited pro forma condensed financial information is not necessarily indicative of what the financial position or results of operations actually would have been had the Transactions been completed at the dates indicated. In addition, the unaudited pro forma condensed financial information does not purport to project the future financial position or operating results of the combined company.

JANEL WORLD TRADE LTD. AND SUBSIDIARIES

PROFORMA BALANCE SHEET

(Unaudited)

	JANEL	ALPHA
	June 30,	June 30,			Proforma
	2014	2014	Proforma		June 30,
	Historical	Historical	Adjustments		2014
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	235,313	285,418	(285,418)	A	235,313
Accounts receivable, net of allowance for doubtful accounts of accounts of $150,965	4,086,696	3,512,319	-		7,599,015
Loans receivable - other	39,910	-	-		39,910
Prepaid expenses and sundry current assets	118,507	-	-		118,507
Assets of discontinued operations	-	-	-		-
Total current assets	4,480,426	3,797,737	(285,418)		7,992,745

PROPERTY AND EQUIPMENT, NET	18,852	-	-		18,852
OTHER ASSETS:
Security deposits	64,273	19,150	-		83,423
Intangible assets, net of accumulative amortization of $351,657	-	-	4,337,116	B	4,337,116
Goodwill	-	651,594	2,012,676	B	2,664,270
Total other assets	64,273	670,744	6,349,792		7,084,809
Total assets	4,563,551	4,468,481	6,064,374		15,096,406

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Note payable - bank	1,010,932	-	2,521,915	C	3,532,847
Note payable - other	-	25,000	-		25,000
Accounts payable - trade	3,092,779	4,273,468	-		7,366,247
Accrued expenses and other current liabilities	237,306	64,129	95,000	F	396,435
Current portion of long-term debt - related party	-	-	500,000	D	500,000
Assets of discontinued operations	-	-	-		-
Total current liabilities	4,341,017	4,362,597	3,116,915		11,820,529

LONG-TERM DEBT - RELATED PARTY	-	-	1,000,000	D	1,000,000
DEFERRED COMPENSATION	78,568	-	-		78,568
Total other liabilities	78,568	-	1,000,000		1,078,568

SHAREHOLDERS' EQUITY:
Preferred Stock	1,064	-	275	E	1,339
Common stock	27,711	-	-		27,711
Paid-in capital	5,527,410	-	2,499,725	E	8,027,135
Retained earnings	(5,412,219)	-	(446,657)	F	(5,858,876)
Members equity	-	105,884	(105,884)	G	-
Total shareholders' equity	143,966	105,884	1,947,459		2,197,309
Total liabilities shareholders' equity	4,563,551	4,468,481	6,064,374		15,096,406

See notes to the unaudited proforma consolidated financial statements

NOTES:

A.	Seller took a distribution of book cash prior to closing.
B.	Reflects the allocation of the purchase price. The purchase price includes cash paid at closing in the amount of $4,358,773, plus estimated contingent consideration in the amount of $1,500,000 (see note D), plus the elimination of equity and retained earnings of Alpha in the amount of $842,676. The allocation of the purchase price is preliminary and therefore subject to change.

Total purchase price	6,701,449
Less: Net assets acquired:
Intangible assets	4,688,773
Goodwill	2,012,676

The intangible assets is net of an estimated $351,657 of accumulated amortization for the nine months ended June 30, 2014.

C.	Estimate of additional bank borrowings used for the purchase price and additional working capital for Alpha.
D.	Estimate of contingent consideration associated with an earn-out which is payable 30 days after each anniversary date for three years.
E.	$2,500,000 raised from an outside investor in exchange for the issuance of Series C Cummulative Preferred Stock.
F.	Acquistion costs.
G.	Elimination of members equity.

JANEL WORLD TRADE LTD. AND SUBSIDIARIES

PROFORMA STATEMENT OF OPERATIONS

(Unaudited)

	JANEL	ALPHA
	June 30,	June 30,			Proforma
	2014	2014	Proforma		June 30,
	Historical	Historical	Adjustments		2014

REVENUES	$32,847,671	$6,944,579	$-		$39,792,250
COST AND EXPENSES:
Forwarding expenses	28,251,611	4,230,414	-		32,482,025
Selling, general and administrative	4,842,334	1,964,075	95,000	F	6,901,409
Depreciation and amortization	11,828	-	351,657	H	363,485
TOTAL COSTS AND EXPENSES	33,105,773	6,194,489	446,657		39,746,919

INCOME (LOSS) From Continuing Operations	(258,102)	750,090	(446,657)		45,331

OTHER ITEMS:
Interest expense, net of interest and dividend income	(85,662)	(4,810)	-		(90,472)
TOTAL OTHER ITEMS	(85,662)	(4,810)	-		(90,472)

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(343,764)	745,280	(446,657)		(45,141)
Income taxes	9,000	-	-		9,000

NET LOSS FROM CONTINUING OPERATIONS	(352,764)	745,280	(446,657)		(54,141)

Loss from discontinued operations	(50,252)	-	-		(50,252)

NET LOSS	(403,016)	745,280	(446,657)		(104,393)
Preferred stock dividends	11,250	-	-		11,250

NET LOSS AVAILABLE TO COMMON SHAREHOLDERS	(414,266)	745,280	(446,657)		(115,643)

See notes to the unaudited proforma consolidated financial statements

NOTES:

F.	Acquistion costs.
H.	Estimated $351,657 of amortization expense for the nine months ended June 30, 2014.

JANEL WORLD TRADE LTD. AND SUBSIDIARIES

PROFORMA STATEMENT OF OPERATIONS

(Unaudited)

	JANEL	ALPHA
	September 30,	September 30,			Proforma
	2013	2013	Proforma		September 30,
	Historical	Historical	Adjustments		2013

REVENUES	$44,739,802	$9,169,856	$-		$53,909,658
COST AND EXPENSES:
Forwarding expenses	38,479,974	5,381,876	-		43,861,850
Selling, general and administrative	6,433,722	2,846,441	95,000	F	9,375,163
Depreciation and amortization	19,191	-	468,877	H	488,068
TOTAL COSTS AND EXPENSES	44,932,887	8,228,317	563,877		53,725,081

INCOME (LOSS) From Continuing Operations	(193,085)	941,539	(563,877)		184,577

OTHER ITEMS:
Interest expense, net of interest and dividend income	(121,021)	(9,331)	-		(130,352)
TOTAL OTHER ITEMS	(121,021)	(9,331)	-		(130,352)

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(314,106)	932,208	(563,877)		54,225
Income taxes	17,000	-	-		17,000

NET LOSS FROM CONTINUING OPERATIONS	(331,106)	932,208	(563,877)		37,225
Loss from discontinued operations, net of loss on sale of discontinued operations of $1,351,795 in 2013	(1,827,128)	-	-		(1,827,128)

NET LOSS	(2,158,234)	932,208	(563,877)		(1,789,903)
Preferred stock dividends	15,000	-	-		15,000

NET LOSS AVAILABLE TO COMMON SHAREHOLDERS	(2,173,234)	932,208	(563,877)		(1,804,903)

OTHER COMPREHENSIVE LOSS NET OF TAX:
Realized loss from available for sale securities	(4,716)	-	-		(4,716)
Unrealized gain from available for sale securities	1,063	-	-		1,063
COMPREHENSIVE LOSS	$(2,176,887)	$932,208	$(563,877)		$(1,808,556)

See notes to the unaudited proforma consolidated financial statements

NOTES:

F.	Acquistion costs.
H.	Estimated $468,877 of amortization expense for the fiscal year ended September 30, 2013.